                                                                     EXHIBIT 4.1


        CLASS B                                                   CLASS B
     COMMON STOCK                                              COMMON STOCK


NUMBER                                                                    SHARES

MC                                 MCDATA(R)
                                  CORPORATION

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE

THIS CERTIFIES that                                            CUSIP 580031 10 2



is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS B COMMON STOCK OF PAR VALUE
                                $.01 PER SHARE OF
============================== MCDATA CORPORATION ==============================
transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney, upon surrender of this certificate properly endorsed.
     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


                               MCDATA CORPORATION
                                   CORPORATE
/s/ Dee J. Perry                      SEAL                 /s/ John F. McDonnell
              SECRETARY               1997                             PRESIDENT
                                    DELAWARE
                                       *


Countersigned and Registered:
                              THE BANK OF NEW YORK
                                   (NEW YORK)
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
BY


                                                            AUTHORIZED SIGNATURE


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                               MCDATA CORPORATION

     A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS WILL BE FURNISHED BY THE CORPORATION, WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, UPON APPLICATION TO THE TRANSFER AGENT, OR TO THE SECRETARY OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants in entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT - ____________ Custodian _____________
                            (Cust)                 (Minor)
                         under Uniform Gifts to Minors
                         Act _________________
                                 (State)

     Additional abbreviations may also be used though not in the above list.


For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated __________________________


                              __________________________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



      SIGNATURE(S) GUARANTEED: _________________________________________________
                               THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                               ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                               STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.